UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020

Loop Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55591	47-3975872
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

700 N. Central Ave., Suite 430 Glendale, CA	91203
(Address of Principal Executive Office)	(Zip Code)

(818) 823-4801

(Registrant’s telephone number, including area code)

Interlink Plus, Inc. 4952 S. Rainbow Blvd., Suite 326 Las Vegas, NV – June 30
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 7, 2020, Loop Media, Inc., a Nevada corporation and at that time legally named Interlink Plus, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, among other things, on February 5, 2020 the Company completed its business combination with Loop Media, Inc., a Delaware corporation (“Loop”), in accordance with the terms of that certain Agreement and Plan of Merger, dated as of January 3, 2020, by and among the Company, the Company’s wholly owned subsidiary, Loop Media Acquisition, Inc., a Delaware corporation and Loop (the “Merger”). The Merger was treated as a recapitalization and reverse acquisition of the Company for financial accounting purposes. Loop is considered the acquirer for accounting purposes, and the Company’s historical financial statements before the Merger have been replaced with the historical financial statements of Loop before the Merger in future filings with the SEC.

This amendment to the Original Form 8-K is being filed to: (1) include the audited financial statements of Loop and the pro forma financial information of the Company and Loop required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K, respectively; and (2) include disclosure under Item 4.01 regarding a change in the Company’s accountant. Except as set forth in this amendment to the Original Form 8-K, no other changes are being made to the Original Form 8-K.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountants

On September 27, 2020, the Company dismissed Prager Metis CPAs, LLC (“Prager”) as the Company’s independent registered public accounting firm, effective immediately. The audit report of Prager on the Company’s balance sheet as of June 30, 2019 and the related statements of operations, stockholders’ (deficit), and cash flows for the year ended June 30, 2019, and the related notes (“Audit Period”) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph stating that “As discussed in Note 2 to the financial statements, the Company has had limited revenue and has an accumulated deficit as of June 30, 2019, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

The Company engaged Prager as the Company’s independent registered public accounting firm effective as of April 22, 2019, as further described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on April 23, 2019.

The Company’s annual report for the Audit Period does not include an attestation report of Prager regarding internal control over financial reporting. Management’s report was not subject to attestation by Prager pursuant to Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act that permits an emerging growth company to provide only management’s report in the annual report. Therefore, Prager was not engaged to examine management’s assertion about the effectiveness of the Company’s internal control over financial reporting at June 30, 2019 included in Item 9A of the Company’s Form 10-K filing.

During the Audit Period and subsequent interim period through December 31, 2019, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused Prager to make reference to the subject matter of the disagreements in its reports.

During the Audit Period and subsequent interim period through December 31, 2019, there were the following “reportable events” (as such term is defined in Item 304 of Regulation S-K). As disclosed in Part II, Item 9A of the Company’s Form 10-K for the year ended June 30, 2019, the Company’s management determined that the Company’s internal controls over financial reporting were not effective as of the end of such period due to the existence of material weaknesses related to the following: (i) inadequate segregation of duties and effective risk assessment; and (ii) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of both US GAAP and SEC guidelines. These material weaknesses have not been remediated as of the date of this Current Report on Form 8-K. Other than described above, during the Audit Period and the subsequent interim period through December 31, 2019, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Prager with a copy of this report and has requested that Prager furnish the Company with a letter addressed to the SEC stating whether or not they agree with the statements made above. A copy of Prager’s letter dated September 27, 2020 is attached as Exhibit 16.1 to this amendment to the Original Form 8-K.

(b)	New Independent Accountants

On February 20, 2020, Loop engaged Marcum LLP (“Marcum”) to audit Loop’s consolidated financial statements for the years ended December 31, 2019 and 2018. On February 5, 2020, Loop became a wholly owned subsidiary of the Company in connection with a reverse acquisition, as further described in the Current Report on Form 8-K filed by the Company with the SEC on February 7, 2020. Subsequently, Loop merged with and into the Company, with the Company as the surviving entity, effective June 9, 2020, as further described in the Current Report on Form 8-K filed by the Company with the SEC on June 11, 2020.

On August 10, 2020, the Company appointed Marcum as the Company’s independent registered public accounting firm, effectively immediately. As such, Marcum will audit the Company’s financial statements for the year ended December 31, 2020, and will conduct review engagements on the Company’s quarterly financial statements for the quarterly periods ending March 31, June 30 and September 30, 2020, and on an ongoing basis thereafter.

During the Audit Period and the subsequent interim period through December 31, 2019, neither the Company nor anyone on its behalf consulted with Marcum with respect to (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation SK).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Loop for the years ended December 31, 2019 and 2018 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The consent of Marcum LLP, Loop’s independent registered public accounting firm, is attached hereto as Exhibit 23.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined financial information of the Company and Loop for the six months ended December 31, 2019 and the year ended June 30, 2019 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter dated September 27,2020 from Prager Metis CPAs, LLC to the Securities and Exchange Commission

23.1	Consent of Marcum LLP, independent registered public accounting firm.

99.1	Audited consolidated financial statements of Loop for the years ended December 31, 2019 and 2018.

99.2	Unaudited pro forma combined financial statements of the Company and Loop for the six months ended December 31, 2019 and the year ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2020	LOOP MEDIA, INC.

	By:	/s/ Jon Niermann
Jon Niermann, CEO

4